UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2018

BLUE HILLS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36551	46-5429062
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 River Ridge Drive, Norwood, Massachusetts	02062
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (617) 361-6900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01:   Other Events

On September 20, 2018, Blue Hills Bancorp, Inc. (the "Company"), the parent of Blue Hills Bank, and Independent Bank Corp. ("Independent"), the parent of Rockland Trust Company ("Rockland Trust"), announced via a joint press release dated September 20, 2018 the signing of a definitive agreement and plan of merger under which Independent will acquire the Company, and Rockland Trust will acquire Blue Hills Bank.

A copy of the joint press release issued by the Company and Independent announcing the transaction is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Certain statements contained in this filing, including financial estimates and statements as to the expected timing, completion and effects of the proposed merger, constitute "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules, regulations and releases of the Securities and Exchange Commission (the "SEC").  Such forward-looking statements include, but are not limited to, (1) statements about the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (2) statements of plans, objectives and management expectations; (3) statements of future economic performance; and (4) statements of assumptions underlying such statements. Any statements that are not statements of historical fact, including statements containing such words as "will," "could," "plans," "intends," "expect," "believe," "view," "opportunity," "allow," "continues," "reflects," "typically," "anticipate," "estimated," or similar expressions, should also be considered forward-looking statements, although not all forward-looking statements contain these identifying words. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based upon assumptions and the current beliefs and expectations of the management of the Company and Independent. These forward-looking statements are subject to known and unknown risks and uncertainties, and actual results may differ materially from those discussed in, or implied by, these forward-looking statements.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the risk that the stockholders of either Independent or the Company may not adopt the merger agreement; (3) the risk that the necessary regulatory approvals may not be obtained, may be delayed, or may be obtained subject to conditions that are not anticipated; (4) delays in closing the merger or other risks that any of the closing conditions to the merger may not be satisfied in a timely manner or at all; (5) the inability to realize expected cost savings and synergies from the merger in the amounts or in the timeframe anticipated; (6) the diversion of management's time from existing business operations due to time spent related to the merger or integration efforts; (7) the inability of the parties to successfully integrate or that the integration will be more difficult, time-consuming, or costly than expected; (8) unexpected material adverse changes in the operation or earnings of either the Company or Independent, the real estate markets in which they operate, the local economy, or the local business environment; (9) potential litigation in connection with the merger; (10) higher than expected transaction or other costs and expenses; and (11) higher than expected attrition of the customers or key employees of the Company. Additional factors that could cause the Company's and Independent's results to differ materially from those described in the forward-looking statements can be found in the Company's and Independent's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC.

All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It:

In connection with the proposed merger, Independent intends to file with the SEC a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. Investors and security holders are advised to read the Registration Statement and the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  Investors and security holders may obtain a free copy of the Registration Statement (when available), including the joint proxy statement/prospectus and other documents filed by the Company and Independent with the SEC at the SEC's website at www.sec.gov. These documents may be accessed and downloaded, free of charge, at the Company's website at www.bluehillsbancorp.com under the section "Proxy Materials and Annual Report" or by directing a request to the Corporate Secretary, Blue Hills Bancorp, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062, (617) 361-6900. You will also be able to obtain these documents free of charge at Independent's website at www.rocklandtrust.com under the tab "Investor Relations" and then under the heading "SEC Filings" or by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, telephone (781) 982-6737.

Participants in the Solicitation

This filing is not a solicitation of a proxy from any security holder of the Company or Independent.  However, the Company, Independent, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from stockholders of the Company and Independent with respect to the proposed merger.  Information regarding the directors and executive officers of the Company may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2018. Information regarding the directors and executive officers of Independent may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2018, and its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 27, 2018.  Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the merger will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of the documents described in this paragraph in the manner described in the preceding paragraph.

Item 9.01   Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release, dated September 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLUE HILLS BANCORP, INC.
DATE: September 20, 2018	By:	/s/ William M. Parent
William M. Parent
President and Chief Executive Officer